CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Ronald Baron	Date: December 5, 2024
Ronald Baron Principal Executive Officer

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Christopher Snively	Date: December 5, 2024
Christopher Snively Principal Financial Officer